Selected Mortgage Loan Data
---------------------------

                       The Mortgage Loans (All Collateral)

Scheduled Principal Balance:                                    $175,217,224
Number of Mortgage Loans:                                              2,369
Average Scheduled Principal Balance:                                 $73,963
Weighted Average Current Rate:                                        10.20%
Weighted Average Net Rate:                                             9.70%
Weighted Average Current FICO (1):                                       582
Weighted Average Current LTV Ratio:                                   71.72%
Weighted Average Stated Remaining Term (months):                         277
Weighted Average Seasoning (months):                                      60
Weighted Average Months to Roll:                                           6
Weighted Average Gross Margin:                                         5.91%
Weighted Average Net Margin:                                           5.41%
Weighted Average Next Adjustment Rate Cap:                             1.65%
Weighted Average Gross Maximum Lifetime Rate:                         15.50%

(1) 92% of the loans have FICO scores updated as of June 2003, while the remainder have a FICO score from the time or origination or thereafter.


                                          Distribution by Current Principal Balance

                                                     Pct Of
                        Number      Aggregate        Mort        Weighted    Weighted                Weighted
     Current            Of          Principal        Pool By     Avg         Avg         Average     Avg         Weighted
    Principal           Mortgage    Balance          Agg         Current     Current     Principal   Current     Avg
     Balance            Loans       Outstanding      Prin Bal    Rate        FICO        Balance     LTV         Seasoning
-------------------------------------------------------------------------------------------------------------------------
 $0 - $25,000             234        $4,477,807       2.56%       11.406%      603         $19,136     38.70%         57
 $25,001 - $50,000        779        29,225,883       16.68       11.142       593         37,517      60.72          66
 $50,001 - $75,000        543        33,391,072       19.06       10.658       577         61,494      72.34          64
 $75,001 - $100,000       339        29,325,146       16.74       10.019       580         86,505      74.71          59
 $100,001 - $150,000      279        33,256,489       18.98       9.905        572         119,199     77.73          60
 $150,001 - $200,000      106        17,837,593       10.18       9.852        587         168,279     77.25          55
 $200,001 - $250,000      37         8,194,887        4.68        9.628        574         221,483     77.27          53
 $250,001 - $300,000      14         3,855,159        2.20        9.342        548         275,369     73.94          58
 $300,001 - $450,000      24         8,500,306        4.85        9.250        575         354,179     71.75          58
 $450,001 - $650,000      14         7,152,881        4.08        8.598        626         510,920     72.73          45
-------------------------------------------------------------------------------------------------------------------------
 TOTAL                    2,369      $175,217,224     100.00%     10.196%      582         $73,963     71.72%         60
=========================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Current Rate

                                              Pct Of
                   Number       Aggregate     Mort         Weighted    Weighted                  Weighted
                   Of           Principal     Pool By      Avg         Avg          Average      Avg         Weighted
                   Mortgage     Balance       Agg Prin     Current     Current      Principal    Current     Avg
 Current Rate      Loans        Outstanding   Bal          Rate        FICO         Balance      LTV         Seasoning
----------------------------------------------------------------------------------------------------------------------
 Below 7.00%       22           $3,518,392    2.01%        6.120%      626          $159,927     70.83%      54
 7.00- 7.49%       49            6,817,656    3.89         7.196       646          139,136      77.31       30
 7.50- 7.99%       63            7,617,662    4.35         7.722       601          120,915      78.43       39
 8.00- 8.49%       65            6,739,569    3.85         8.251       607          103,686      81.09       39
 8.50- 8.99%       177          17,412,054    9.94         8.732       582          98,373       76.80       50
 9.00- 9.49%       127          12,269,006    7.00         9.216       589          96,606       74.56       60
 9.50- 9.99%       232          20,162,047    11.51        9.751       568          86,905       72.28       63
 10.00-10.49%      232          17,333,762    9.89         10.234      589          74,714       71.03       69
 10.50-10.99%      471          30,934,580    17.65        10.758      586          65,679       66.11       62
 11.00-11.49%      257          15,494,223    8.84         11.215      569          60,289       71.12       71
 11.50-11.99%      274          16,725,101    9.55         11.716      561          61,041       71.40       68
 12.00-12.49%      117           6,983,600    3.99         12.199      567          59,689       70.78       68
 12.50-12.99%      138           7,142,142    4.08         12.716      559          51,755       69.19       62
 13.00-13.49%      53            2,283,017    1.30         13.213      556          43,076       66.94       68
 13.50-13.99%      44            1,822,477    1.04         13.739      568          41,420       62.18       64
 14.00% & Above    48            1,961,935    1.12         14.627      565          40,874       55.55       74
 TOTAL             2,369      $175,217,224  100.00%        10.196%     582         $73,963       71.72%      60
======================================================================================================================



                                                     Distribution by Lien

                                          Pct Of
                Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
    Lien        Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
 1              2,131        $167,410,693   95.54%      10.140%      580          $78,560      74.04%       62
 2                238           7,806,531    4.46       11.398       631           32,801      21.88        16
-------------------------------------------------------------------------------------------------------------------
 TOTAL          2,369        $175,217,224  100.00%      10.196%      582          $73,963      71.72%       60
===================================================================================================================



                                      Distribution by Rate Adjustment Frequency (Months)

                                          Pct Of
    Rate        Number       Aggregate    Mort        Weighted     Weighted                 Weighted
 Adjustment     Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Frequency     Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  (Months)      Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
 1                5            $694,581     0.40%       6.108%       568          $138,916    48.99%       172
 6              924          84,119,077    48.01        9.966        575            91,038    73.14         62
 12              24           2,713,012     1.55        7.650        590           113,042    74.07         71
 36               2             170,484     0.10        7.352        623            85,242    47.16        175
 N/A          1,414          87,520,069    49.95       10.535        589            61,895    70.50         57
-------------------------------------------------------------------------------------------------------------------
 TOTAL        2,369        $175,217,224   100.00%      10.196%       582           $73,963    71.72%        60
===================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                        Distribution by Months to Rate Reset

                                          Pct Of
                Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Months to     Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
 Rate Reset     Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
 1-3              337         $29,479,042   16.82%      10.210%      565         $87,475     70.96%       77
 4-6              479          40,496,481   23.11       10.087       579          84,544     70.35        74
 7-12              49           5,223,607    2.98        9.433       552         106,604     81.60        27
 13-24             81          11,337,691    6.47        8.596       593         139,971     81.96        10
 25 & Above         9           1,160,334    0.66        7.209       636         128,926     85.65        15
 N/A            1,414          87,520,069   49.95       10.535       589          61,895     70.50        57
-------------------------------------------------------------------------------------------------------------------
 TOTAL          2,369       $ 175,217,224  100.00%      10.196%      582         $73,963     71.72%       60
===================================================================================================================



                                              Distribution by Next Cap

                                          Pct Of
                Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  Next Cap      Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
 0.00%           11           $1,571,483    0.90%       7.229%       573          $142,862     65.37%        97
 1.00%          339           30,887,325   17.63        9.857        575            91,113     71.27         75
 1.50%          450           36,860,712   21.04       10.210        578            81,913     69.93         69
 2.00%           20            2,085,394    1.19        8.009        559           104,270     67.56        101
 3.00%          124           15,015,191    8.57        9.690        570           121,090     84.28         19
 5.00%            8            1,048,167    0.60        7.284        631           131,021     84.20         16
 6.00%            3              228,882    0.13       11.350        578            76,294     82.75         15
 N/A          1,414           87,520,069   49.95       10.535        589            61,895     70.50         57
-------------------------------------------------------------------------------------------------------------------
 TOTAL        2,369        $ 175,217,224  100.00%      10.196%       582          $ 73,963     71.72%        60
===================================================================================================================



                                         Distribution by Life Maximum Rate

                                          Pct Of
                Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
     Life       Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
 Maximum Rate   Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
 Below 7.00%      10         $1,067,650    0.61%        9.714%      546         $106,765      68.64%      88
 7.00- 7.99%     102          9,640,226    5.50         9.461       600           94,512      66.31       84
 10.00-11.99%      2            495,741    0.28         5.576       636          247,870      62.81       11
 12.00-12.99%     12          2,243,619    1.28         6.588       648          186,968      76.89       32
 13.00-13.99%     19          3,395,467    1.94         7.267       640          178,709      74.49       50
 14.00-14.99%     61          6,839,827    3.90         8.189       570          112,128      76.81       40
 15.00-15.99%    112         11,851,513    6.76         9.121       565          105,817      75.95       51
 16.00-16.99%    201         19,256,716   10.99         9.790       572           95,805      73.64       64
 17.00-17.99%    200         16,056,105    9.16        10.614       574           80,281      72.83       70
 18.00-18.99%    133         10,279,311    5.87        11.508       551           77,288      73.05       68
 19.00% &
 Above           103          6,570,979    3.75        12.090       557           63,796      70.38       63
 N/A           1,414         87,520,069   49.95        10.535       589           61,895      70.50       57
-------------------------------------------------------------------------------------------------------------------
 TOTAL         2,369       $175,217,224  100.00%       10.196%      582          $73,963      71.72%      60
===================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Margin

                                          Pct Of
                Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
   Margin       Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
2.00- 3.99%          35     $ 4,784,272      2.73%       7.069%       603      $136,693       67.19%         79
4.00- 4.49%           8       1,158,875      0.66        7.387        651       144,859       74.65          37
4.50- 4.99%          70       8,174,440      4.67        8.903        584       116,778       71.24          67
5.00- 5.49%         136      13,994,659      7.99        9.654        591       102,902       71.44          77
5.50- 5.99%         187      18,306,710     10.45        9.732        587        97,897       74.72          70
6.00- 6.49%         194      15,800,204      9.02       10.046        577        81,444       71.39          60
6.50- 6.99%         151      11,566,122      6.60       10.484        553        76,597       72.93          58
7.00- 7.49%          94       7,225,958      4.12       10.654        542        76,872       74.04          42
7.50- 7.99%          36       3,096,274      1.77       11.376        541        86,008       79.16          46
8.00- 8.49%          24       1,925,762      1.10       12.145        553        80,240       79.65          38
8.50% &
Above                20       1,663,878      0.95       12.359        521        83,194       79.62          25
N/A               1,414      87,520,069     49.95       10.535        589        61,895       70.50          57
-------------------------------------------------------------------------------------------------------------------
TOTAL             2,369    $175,217,224    100.00%      10.196%       582      $ 73,963       71.72%         60
===================================================================================================================



                                            Distribution by Product Type

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
   Product       Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
    Type         Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
Fixed              1,414      $87,520,069     49.95%    10.535%       589        $  61,895     70.50%         57
6 MO LIBOR           703       60,833,508     34.72     10.277        572           86,534     71.29          72
7/1 ARM                2          225,420      0.13      9.435        688          112,710     98.48          32
2/28 ARM             119       15,498,831      8.85      8.941        581          130,242     82.70          11
3/27 ARM               8        1,276,757      0.73      8.592        575          159,595     78.71          14
1 yr ARM              19        2,002,774      1.14      7.618        561          105,409     59.39         125
3 yr ARM               2          170,484      0.10      7.352        623           85,242     47.16         175
5/1 ARM                6          822,747      0.47      6.695        615          137,124     80.28          11
COFI                   4          466,222      0.27      5.815        594          116,555     63.38         124
Others                92       60,833,508      3.65      9.841        589           69,570     67.43          90
-------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,225    100.00%    10.196%       582      $    73,963     71.72%         60
===================================================================================================================



                                            Distribution by Amortization

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                 Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  Amortization   Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
10 Yr. Amorti         14      $   439,921      0.25%     9.306%       598        $  31,423     59.11%         41
10 Yr. Balloo          4          207,037      0.12     11.161        509           51,759     69.87          44
15 Yr. Amorti        285        9,913,079      5.66     11.073        615           34,783     48.02          58
15 Yr. Balloo         87        5,568,351      3.18     11.027        557           64,004     76.04          62
30 Yr. Amorti      1,965      158,387,173     90.39     10.109        581           80,604     73.13          60
30 Yr. Balloo         14          701,663      0.40     11.287        574           50,119     61.44          59
-------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582        $  73,963     71.72%         60
===================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Loan MI

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                 Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
   Loan MI       Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
>80 LTV, MI           97      $10,368,765      5.92%     8.700%       600      $   106,894     95.15%         17
>80 LTV, No          513       46,001,750     26.25     10.298        552           89,672     87.33          54
Under 80           1,759      118,846,709     67.83     10.287        592           67,565     63.63          66
-------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582      $    73,963     71.72%         60
===================================================================================================================

                                              Distribution by Zip Code

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                 Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  Zip Code       Loans        Outstanding  Prin Bal    Rate         Fico         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
33016                  3         $898,411      0.51%    10.932%       580         $299,470     82.43%         87
92570                 14          784,034      0.45     10.749        653           56,002     60.00          82
92106                  2          771,885      0.44     10.021        517          385,943     77.20          61
01944                  2          651,712      0.37      8.378        558          325,856     60.76          43
91710                  2          639,162      0.36      9.324        705          319,581     53.22          85
80110                  1          617,033      0.35     11.500        495          617,033     63.61          83
93960                  2          601,912      0.34      8.235        587          300,956     65.94          59
30017                  1          561,035      0.32      7.620        679          561,035     94.29          10
11238                  1          531,350      0.30      7.250        695          531,350     79.42           9
84060                  1          526,906      0.30      7.250        750          526,906     69.03          17
Others             2,340      168,633,782     96.24     10.230        581           72,066     71.76          60
-------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60
===================================================================================================================



                                                Distribution by State

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                 Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
    State        Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
California-South     263      $24,952,798     14.24%     9.581%       607          $94,878     66.02%         66
California-North     146       11,854,890      6.77     10.012        600           81,198     63.02          66
Florida              163       11,666,006      6.66     10.452        572           71,571     72.44          60
Georgia              134        9,711,297      5.54     10.540        571           72,472     78.16          62
Washington           147        9,255,788      5.28     10.403        598           62,965     65.40          73
Texas                114        8,808,666      5.03      9.725        568           77,269     77.82          51
Oregon               133        8,750,499      4.99     10.430        613           65,793     63.43          76
Ohio                  74        5,071,962      2.89      9.960        575           68,540     81.84          42
Alabama              118        5,042,242      2.88     11.041        557           42,731     74.94          74
North Carolina        72        5,023,711      2.87     10.354        556           69,774     78.03          49
Others             1,005       75,079,365     42.85     10.297        574           74,706     73.74          55
---------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60
==================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Current LTV

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                 Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  Current LTV    Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
Below 50.00%         452      $17,556,827     10.02%    10.577%       629          $38,843     30.91%         56
50.01 - 60.00%       229       14,052,371      8.02     10.328        602           61,364     55.77          76
60.01 - 70.00%       485       34,685,665     19.80     10.413        595           71,517     65.33          75
70.01 - 80.00%       603       52,896,565     30.19     10.098        575           87,722     75.50          61
80.01 - 85.00%       231       20,256,994     11.56     10.481        548           87,693     82.61          57
85.01 - 90.00%       174       16,143,183      9.21     10.388        553           92,777     87.39          56
90.01 - 95.00%        73        8,025,958      4.58      9.806        562          109,945     93.43          32
95.01 - 100.00%      107       10,730,083      6.12      8.688        600          100,281     98.00          25
100.01 - 125.00%      15          869,578      0.50      9.765        537           57,972    108.00          58
-------------------------------------------------------------------------------------------------------------------
 TOTAL             2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60

===================================================================================================================



                                          Distribution by Occupancy Status

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Occupancy      Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
    Status       Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
 Owner Occupied    2,038     $155,167,693     88.56     10.128%       579          $76,137     72.55%         58
 Non Owner           331       20,049,530     11.44     10.722        606           60,573     65.29          79
-------------------------------------------------------------------------------------------------------------------
 TOTAL             2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60
===================================================================================================================



                                            Distribution by Property Type

                                          Pct Of
                Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Property      Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
    Type        Loans        Outstanding  Prin Bal    Rate         Fico         Balance     LTV          Seasoning
------------------------------------------------------------------------------------------------------------------
Single Family      1,554     $116,649,155     66.57%    10.239%       571          $75,064     72.52%         59
PUD                  222       18,510,672     10.56      9.971        595           83,381     69.72          68
Man Housing          312       18,451,062     10.53     10.051        610           59,138     68.27          56
2-4 Family           116       11,064,293      6.31     10.370        607           95,382     72.86          58
Condo                 91        6,428,082      3.67      9.766        627           70,638     70.80          54
Townhouse             15        1,100,590      0.63     10.189        543           73,373     82.45          61
Mixed Use              7          800,598      0.46     10.891        654          114,371     51.83          79
N/A                   52        2,212,771      1.26     11.147        574           42,553     73.28          79
------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60
==================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Current FICO

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                 Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
   Current       Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
    FICO         Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
A400-479             140      $11,749,381      6.71%    10.626%       464          $83,924     78.69%         53
A480-499             202       15,456,654      8.82     10.566        491           76,518     77.34          59
A500-519             220       15,214,043      8.68     10.602        510           69,155     74.40          58
A520-539             253       21,087,833     12.04     10.343        530           83,351     74.52          62
A540-559             221       16,938,479      9.67     10.459        549           76,645     76.70          62
A560-579             164       13,177,881      7.52     10.304        568           80,353     72.71          68
A580-599             168       13,684,107      7.81      9.717        589           81,453     70.15          62
A600-619             193       12,581,498      7.18     10.111        610           65,189     68.07          56
A620-639             155       10,170,578      5.80      9.924        630           65,617     65.86          54
A640-659             151        9,551,539      5.45     10.098        649           63,255     64.31          59
A660-679             129        8,761,135      5.00      9.803        671           67,916     66.99          55
A680-699              93        6,746,150      3.85     10.131        691           72,539     68.59          56
A700-719              82        5,753,806      3.28     10.297        708           70,168     66.88          64
A720-739              56        5,274,098      3.01      8.917        728           94,180     67.42          52
A740 & Above          96        6,368,378      3.63      9.473        765           66,337     63.19          67
N/A                   46        2,701,663      1.54     10.232        N/A           58,732     71.12          80
-------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60
===================================================================================================================



                                    Distribution by Remaining Months To Maturity

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
  Remaining      Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Months To      Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  Maturity       Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
1 - 72                18         $579,273      0.33%    11.663%       572          $32,182     61.49%         98
73 - 84               24          817,209      0.47     10.195        580           34,050     64.03          70
85 - 96               54        1,782,686      1.02     11.532        634           33,013     46.03          88
97 - 108             170        6,614,606      3.78     11.141        603           38,909     60.85          78
109 - 120             12          601,528      0.34     11.370        525           50,127     77.50          65
121 - 180            151        8,180,512      4.67     10.468        568           54,176     58.33          47
181 - 240            177        7,265,177      4.15     10.256        615           41,046     37.94          35
241 - 300          1,211       92,501,584     52.79     10.502        590           76,384     69.69          82
301 - 360            552       56,874,648     32.46      9.473        564          103,034     83.48          26
-------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60
===================================================================================================================



                                     Distribution by Original Months To Maturity

                                           Pct Of
                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
  Original       Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Months To      Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  Maturity       Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
-------------------------------------------------------------------------------------------------------------------
0 - 120               18         $646,958      0.37%     9.900%       570          $35,942     62.55%         42
121 - 180            372       15,481,430      8.84     11.056        594           41,617     58.10          59
181 - 300            200        8,231,498      4.70     10.854        601           41,157     44.61          26
301 - 360          1,779      150,857,338     86.10     10.073        580           84,799     74.63          62
-------------------------------------------------------------------------------------------------------------------
TOTAL              2,369     $175,217,224    100.00%    10.196%       582          $73,963     71.72%         60
===================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  The Group I - Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $87,697,155
Number of Mortgage Loans:                                                   955
Average Scheduled Principal Balance:                                    $91,829
Weighted Average Current Rate:                                             9.86%
Weighted Average Net Rate:                                                 9.36%
Weighted Average Current FICO (1):                                          576
Weighted Average Current LTV Ratio:                                       72.92%
Weighted Average Stated Remaining Term (months):                            295
Weighted Average Seasoning (months):                                         63
Weighted Average Months to Roll:                                              6
Weighted Average Gross Margin:                                             5.91%
Weighted Average Net Margin:                                               5.41%
Weighted Average Next Adjustment Rate Cap:                                 1.65%
Weighted Average Gross Maximum Lifetime Rate:                             15.50%

(1) 92% of the loans have FICO scores updated as of June 2003, while the remainder have a FICO score from the time or origination or thereafter.



                                              Distribution by Current Principal Balance

                                                   Pct Of
                         Number       Aggregate    Mort        Weighted     Weighted                 Weighted
     Current             Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
    Principal            Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
     Balance             Loans        Outstanding  Prin Bal    Rate         Fico         Balance     LTV          Seasoning
---------------------------------------------------------------------------------------------------------------------------
$0 - $25,000                41         $700,462        0.80%    11.320%       590         $17,084      55.43%         86
$25,001 - $50,000          217        8,397,851        9.58     10.613        588          38,700      65.36          75
$50,001 - $75,000          232       14,393,898       16.41     10.399        572          62,043      71.30          66
$75,001 - $100,000         179       15,521,284       17.70      9.908        568          86,711      74.26          65
$100,001 - $150,000        163       19,329,797       22.04      9.871        569         118,588      75.85          62
$150,001 - $200,000         65       10,880,021       12.41      9.709        591         167,385      76.08          61
$200,001 - $250,000         22        4,870,475        5.55      9.271        575         221,385      74.84          54
$250,001 - $300,000         12        3,275,423        3.73      9.501        549         272,952      70.43          65
$300,001 - $450,000         12        4,172,165        4.76      9.291        545         347,680      70.44          63
$450,001 - $650,000         12        6,155,777        7.02      8.543        615         512,981      72.41          44
---------------------------------------------------------------------------------------------------------------------------
TOTAL                      955      $87,697,155      100.00%     9.859%       576         $91,829      72.92%         63
===========================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Current Rate

                                                   Pct Of
                         Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                         Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                         Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
 Current Rate            Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
---------------------------------------------------------------------------------------------------------------------------
Below 7.00%                 17       $3,013,267        3.44%     6.064%       633        $177,251      68.25%         58
7.00- 7.49%                 16        2,354,562        2.68      7.148        617         147,160      71.70          52
7.50- 7.99%                 34        4,232,074        4.83      7.736        618         124,473      74.07          47
8.00- 8.49%                 28        3,346,358        3.82      8.227        591         119,513      73.07          55
8.50- 8.99%                103       11,232,616       12.81      8.765        573         109,055      71.93          60
9.00- 9.49%                 97        9,980,620       11.38      9.225        595         102,893      72.79          65
9.50- 9.99%                151       14,555,372       16.60      9.742        565          96,393      74.26          65
10.00-10.49%               104        8,631,773        9.84     10.219        576          82,998      73.69          68
10.50-10.99%               141       11,886,331       13.55     10.709        569          84,300      74.92          65
11.00-11.49%                78        5,873,878        6.70     11.239        559          75,306      71.63          73
11.50-11.99%                76        5,534,089        6.31     11.703        537          72,817      73.86          62
12.00-12.49%                31        2,211,969        2.52     12.188        552          71,354      73.34          65
12.50-12.99%                49        3,339,254        3.81     12.724        554          68,148      70.44          54
13.00-13.49%                 8          404,027        0.46     13.203        560          50,503      63.11          69
13.50-13.99%                 5          282,089        0.32     13.781        580          56,418      65.71          58
14.00% & Above              17          818,878        0.93     14.568        581          48,169      61.00          78
---------------------------------------------------------------------------------------------------------------------------
TOTAL                      955     $87,697,1555      100.00%     9.859%       576         $91,829      72.92%         63
===========================================================================================================================




                                                Distribution by Lien

                                                   Pct Of
                         Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                         Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
                         Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
    Lien                 Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
---------------------------------------------------------------------------------------------------------------------------
 1                         955      $87,697,155      100.00%     9.859%       576         $91,829      72.92%         63
 TOTAL                     955      $87,697,155      100.00%     9.859%       576         $91,829      72.92%         63
===========================================================================================================================



                                 Distribution by Rate Adjustment Frequency (Months)

                                                   Pct Of
    Rate                 Number       Aggregate    Mort        Weighted     Weighted                 Weighted
 Adjustment              Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Frequency              Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
  (Months)               Loans        Outstanding  Prin Bal    Rate         FICO         Balance     LTV          Seasoning
---------------------------------------------------------------------------------------------------------------------------
1                            5         $694,581        0.79%     6.108%       568        $138,916      48.99%        172
6                          924       84,119,077       95.92      9.966        575          91,038      73.14          62
12                          24        2,713,012        3.09      7.650        590         113,042      74.07          71
36                           2          170,484        0.19      7.352        623          85,242      47.16         175
---------------------------------------------------------------------------------------------------------------------------
TOTAL                      955      $87,697,155      100.00%     9.859%       576         $91,829      72.92%         63

===========================================================================================================================



                                        Distribution by Months To Rate Reset

                                                   Pct Of
                         Number       Aggregate    Mort        Weighted     Weighted                 Weighted
                         Of           Principal    Pool By     Avg          Avg          Average     Avg          Weighted
  Months To              Mortgage     Balance      Agg         Current      Current      Principal   Current      Avg
 Rate Reset              Loans        Outstanding  Prin Bal    Rate         Fico         Balance     LTV          Seasoning
---------------------------------------------------------------------------------------------------------------------------
1-3                        337      $29,479,042       33.61%    10.210%       565         $87,475       70.96%        77
4-6                        479       40,496,481       46.18     10.087        579          84,544       70.35         74
7-12                        49        5,223,607        5.96      9.433        552         106,604       81.60         27
13-24                       81       11,337,691       12.93      8.596        593         139,971       81.96         10
25 & Above                   9        1,160,334        1.32      7.209        636         128,926       85.65         15
---------------------------------------------------------------------------------------------------------------------------
TOTAL                      955      $87,697,155      100.00%     9.859%       576         $91,829       72.92%        63
===========================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Next Cap

                                                Pct Of
                   Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                   Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                   Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  Next Cap         Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
------------------------------------------------------------------------------------------------------------------------
0.00%                  11         $1,571,483       1.79%      7.229%       573         $142,862     65.37%        97
1.00%                 339         30,887,325      35.22       9.857        575           91,113     71.27         75
1.50%                 450         36,860,712      42.03      10.210        578           81,913     69.93         69
2.00%                  20          2,085,394       2.38       8.009        559          104,270     67.56        101
3.00%                 124         15,015,191      17.12       9.690        570          121,090     84.28         19
5.00%                   8          1,048,167       1.20       7.284        631          131,021     84.20         16
6.00%                   3            228,882       0.26      11.350        578           76,294     82.75         15
------------------------------------------------------------------------------------------------------------------------
TOTAL                 955        $87,697,155     100.00%      9.859%       576          $91,829     72.92%        63
========================================================================================================================




                                         Distribution by Life Maximum Rate

                                                Pct Of
                   Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                   Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
     Life          Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
 Maximum Rate      Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
------------------------------------------------------------------------------------------------------------------------
Below 7.00%            10         $1,067,650       1.22%      9.714%       546         $106,765     68.64%        88
7.00- 7.99%           102          9,640,226      10.99       9.461        600           94,512     66.31         84
10.00-11.99%            2            495,741       0.57       5.576        636          247,870     62.81         11
12.00-12.99%           12          2,243,619       2.56       6.588        648          186,968     76.89         32
13.00-13.99%           19          3,395,467       3.87       7.267        640          178,709     74.49         50
14.00-14.99%           61          6,839,827       7.80       8.189        570          112,128     76.81         40
15.00-15.99%          112         11,851,513      13.51       9.121        565          105,817     75.95         51
16.00-16.99%          201         19,256,716      21.96       9.790        572           95,805     73.64         64
17.00-17.99%          200         16,056,105      18.31      10.614        574           80,281     72.83         70
18.00-18.99%          133         10,279,311      11.72      11.508        551           77,288     73.05         68
19.00% &  Above       103          6,570,979       7.49      12.090        557           63,796     70.38         63
------------------------------------------------------------------------------------------------------------------------
TOTAL                 955        $87,697,155     100.00%      9.859%       576          $91,829     72.92%        63
========================================================================================================================



                                               Distribution by Margin

                                                Pct Of
                   Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                   Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                   Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
   Margin          Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
------------------------------------------------------------------------------------------------------------------------
2.00- 3.99%            35         $4,784,272       5.46%      7.069%       603         $136,693     67.19%       79
4.00- 4.49%             8          1,158,875       1.32       7.387        651          144,859     74.65        37
4.50- 4.99%            70          8,174,440       9.32       8.903        584          116,778     71.24        67
5.00- 5.49%           136         13,994,659      15.96       9.654        591          102,902     71.44        77
5.50- 5.99%           187         18,306,710      20.87       9.732        587           97,897     74.72        70
6.00- 6.49%           194         15,800,204      18.02      10.046        577           81,444     71.39        60
6.50- 6.99%           151         11,566,122      13.19      10.484        553           76,597     72.93        58
7.00- 7.49%            94          7,225,958       8.24      10.654        542           76,872     74.04        42
7.50- 7.99%            36          3,096,274       3.53      11.376        541           86,008     79.16        46
8.00- 8.49%            24          1,925,762       2.20      12.145        553           80,240     79.65        38
8.50% &  Above         20          1,663,878       1.90      12.359        521           83,194     79.62        25
------------------------------------------------------------------------------------------------------------------------
TOTAL                 955        $87,697,155     100.00%      9.859%       576          $91,829     72.92%       63
========================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Product Type

                                                    Pct Of
                       Number       Aggregate       Mort                                              Weighted
                       Of           Principal       Pool By                  Weighted     Average     Avg          Weighted
                       Mortgage     Balance         Agg         Gross        Avg          Principal   Current      Avg
  Product Type         Loans        Outstanding     Prin Bal    Coupon       Fico         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
6 MO LIBOR                703        $60,833,508      69.37%     10.277%       572          $86,534     71.29%     72.00%
2/28 ARM                  119         15,498,831      17.67       8.941        581          130,242     82.70      11.00
1 yr ARM                   19          2,002,774       2.28       7.618        561          105,409     59.39     125.00
3/27 ARM                    8          1,276,757       1.46       8.592        575          159,595     78.71      14.00
5/1 ARM                     6            822,747       0.94       6.695        615          137,124     80.28      11.00
COFI                        4            466,222       0.53       5.815        594          116,555     63.38     124.00
7/1 ARM                     2            225,420       0.26       9.435        688          112,710     98.48      32.00
3 yr ARM                    2            170,484       0.19       7.352        623           85,242     47.16     175.00
Misc                       92          6,400,412       7.30       9.841        589           69,570     67.43      90.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                     955        $87,697,155     100.00%      9.859%       576          $91,829     72.93%     63.00%
==========================================================================================================================



                                                 Distribution by Amortization

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  Amortization         Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
 15 Yr.  Amortization       21          $724,222       0.83%     10.259%       619          $34,487     58.12%        70
 30 Yr.  Amortization      934        86,972,933      99.17       9.855        575           93,119     73.05         63
----------------------------------------------------------------------------------------------------------------------------
 TOTAL                     955       $87,697,155     100.00%      9.859%       576          $91,829     72.92%        63
=============================================================================================================================



                                                   Distribution by Loan MI

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  Loan MI              Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
 > 80 LTV, MI               20        $2,204,167       2.51%     10.325%       554         $110,208     90.57%        17
 > 80 LTV,
 No MI                     208        21,466,696      24.48       9.904        557          103,205     87.42         49
 Under 80                  727        64,026,291      73.01       9.827        583           88,069     67.46         69
----------------------------------------------------------------------------------------------------------------------------
 TOTAL                     955       $87,697,155     100.00%      9.859%       576          $91,829     72.92%        63
============================================================================================================================



                                                   Distribution by Zip Code

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  Zip Code             Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
92106                   2               $771,885       0.88%     10.021%       517         $385,943     77.20%        61
01944                   2                651,712       0.74       8.378        558          325,856     60.76         43
80110                   1                617,033       0.70      11.500        495          617,033     63.61         83
91710                   1                569,830       0.65       9.120        721          569,830     51.81         85
30017                   1                561,035       0.64       7.620        679          561,035     94.29         10
11238                   1                531,350       0.61       7.250        695          531,350     79.42          9
92832                   1                526,350       0.60       6.750        737          526,350     79.99          9
92694                   1                496,784       0.57       6.500        629          496,784     78.86          7
92592                   1                486,800       0.56       9.850        561          486,800     75.83         76
91301                   1                486,351       0.55       8.990        487          486,351     68.99         13
Others                943             81,998,023      93.50       9.939        574           86,954     72.93         64
----------------------------------------------------------------------------------------------------------------------------
TOTAL                 955            $87,697,155     100.00%      9.859%       576          $91,829     72.92%        63
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by State

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  State                Loans        Outstanding     Prin Bal    Rate         Fico         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
California-South          115      $14,840,905         16.92%      9.066%      605         $129,051     68.96%        70
Texas                      60        5,618,264          6.41       9.733       569           93,638     77.45         61
California-North           53        5,546,864          6.33       9.260       589          104,658     69.52         80
Washington                 66        4,828,163          5.51      10.027       587           73,154     67.52         77
Florida                    58        4,691,926          5.35      10.125       559           80,895     72.73         58
Oregon                     55        3,919,737          4.47      10.195       597           71,268     68.04         79
Michigan                   53        3,121,859          3.56      10.656       548           58,903     72.54         44
Colorado                   25        3,015,628          3.44      10.219       570          120,625     66.66         70
Georgia                    28        2,938,091          3.35       9.378       573          104,932     79.79         46
Illinois                   33        2,851,514          3.25      10.735       514           86,410     79.87         43
Others                    409       36,324,204         41.42      10.072       569           88,812     75.09         59
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     955      $87,697,155        100.00%      9.859%      576          $91,829     72.92%        63
============================================================================================================================



                                                 Distribution by Current LTV

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
 Current LTV           Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Below 50.00%               84       $4,702,431          5.36%      9.330%      606          $55,981     38.63%       101
50.01 - 60.00%             84        7,259,868          8.28       9.767       596           86,427     55.58         74
60.01 - 70.00%            241       19,751,784         22.52      10.114       586           81,958     65.16         78
70.01 - 80.00%            318       32,312,209         36.85       9.738       574          101,611     75.73         58
80.01 - 85.00%            108       11,014,275         12.56      10.156       545          101,984     82.88         52
85.01 - 90.00%             61        5,901,444          6.73      10.032       550           96,745     87.29         55
90.01 - 95.00%             26        3,576,022          4.08       9.582       573          137,539     93.89         23
95.01 - 100.00%            27        2,822,495          3.22       9.267       601          104,537     97.55         34
100.01 - 125.00%            6          356,627          0.41      10.878       544           59,438    104.32         38
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     955      $87,697,155        100.00%      9.859%      576          $91,829     72.92%        63
============================================================================================================================



                                               Distribution by Occupancy Status

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
Occupancy Status       Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Owner  Occupied           797      $77,503,852         88.38%      9.810%      573          $97,244     74.04%        61
Non Owner                 158       10,193,303         11.62      10.228       598           64,515     64.44         80
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     955      $87,697,155        100.00%      9.859%      576          $91,829     72.92%        63
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Property Type

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool by     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
Property Type          Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Single Family             644      $59,128,723         67.42%      9.949%      566          $91,815     73.34%        63
PUD                        85       11,028,516         12.58       9.253       594          129,747     73.78         68
Man Housing               116        7,439,641          8.48       9.764       590           64,135     69.03         53
2-4 Family                 58        5,863,011          6.69      10.126       601          101,086     73.53         58
Condo                      43        3,509,000          4.00       9.956       601           81,605     70.58         76
Townhouse                   5          364,504          0.42      10.601       564           72,901     80.95         69
Mixed Use                   2          242,310          0.28       9.179       679          121,155     60.18         74
N/A                         2          121,449          0.14      10.031       610           60,724     70.97         84
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     955      $87,697,155        100.00%      9.859%      576          $91,829     72.92%        63
============================================================================================================================



                                                 Distribution by Current FICO

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
   FICO                Loans        Outstanding     Prin Bal    Rate         Fico         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
400-479                    73       $6,965,225          7.94%     10.331%      463          $95,414     79.51%        52
480-499                    85        7,104,592          8.10      10.509       491           83,583     73.55         59
500-519                    91        7,587,611          8.65      10.172       510           83,380     71.56         56
520-539                   112       11,463,509         13.07       9.986       529          102,353     74.17         62
540-559                    89        8,290,749          9.45      10.087       549           93,154     75.57         61
560-579                    79        7,866,935          8.97       9.927       568           99,581     73.29         71
580-599                    86        8,525,760          9.72       9.544       588           99,137     71.06         63
600-619                    63        5,279,057          6.02       9.858       609           83,795     72.04         65
620-639                    42        4,243,339          4.84       9.415       629          101,032     70.33         65
640-659                    50        4,400,353          5.02       9.489       648           88,007     70.87         74
660-679                    42        3,944,567          4.50       9.053       672           93,918     74.72         60
680-699                    38        3,420,045          3.90       9.955       690           90,001     69.52         58
700-719                    36        2,760,728          3.15       9.935       710           76,687     70.42         69
720-739                    15        2,284,833          2.61       8.227       728          152,322     66.77         56
740 & Above                29        1,932,268          2.20       9.190       767           66,630     67.79         79
N/A                        25        1,627,583          1.86       9.666       N/A           65,103     71.14         87
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     955      $87,697,155        100.00%      9.859%      576          $91,829     72.92%        63
============================================================================================================================



                                         Distribution by Remaining Months To Maturity

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
Remaining Month        Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
To Maturity            Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
1 - 72                      1          $66,770          0.08%     10.370%      701          $66,770    100.05%        76
73 - 84                    11          244,607          0.28      10.134       635           22,237     43.97         97
85 - 96                     3           90,039          0.10       8.796       627           30,013     41.98         95
97 - 108                    3          107,267          0.12      11.476       577           35,756     62.36         75
121 - 180                  11          857,081          0.98       7.212       575           77,916     45.21         52
181 - 240                   7          814,395          0.93       6.287       568          116,342     49.09         54
241 - 300                 643       55,047,852         62.77      10.094       587           85,611     69.05         81
301 - 360                 276       30,469,144         34.74       9.597       554          110,395     81.65         24
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     955      $87,697,155        100.00%      9.859%      576          $91,829     72.92%        63
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         Distribution by Original Months To Maturity

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
Remaining Month        Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
To Maturity            Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
121 - 180                  21         $724,222          0.83%     10.259%      619          $34,487     58.12%        70
181 - 300                   2           80,082          0.09      11.071       498           40,041     62.90         68
301 - 360                 932       86,892,851         99.08       9.854       575           93,233     73.06         63
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     955      $87,697,155        100.00%      9.859%      576          $91,829     72.92%        63
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Group II - Fixed-Rate Mortgage Loans

Scheduled Principal Balance:                                        $87,520,069
Number of Mortgage Loans:                                                 1,414
Average Scheduled Principal Balance:                                    $61,895
Weighted Average Current Rate:                                            10.54%
Weighted Average Net Rate:                                                10.04%
Weighted Average Current FICO (1):                                          589
Weighted Average Current LTV Ratio:                                       70.50%
Weighted Average Stated Remaining Term (months):                            259
Weighted Average Seasoning (months):                                         57

(1) 92% of the loans have FICO scores updated as of June 2003, while the remainder have a FICO score from the time or origination or thereafter.



                                          Distribution by Current Principal Balance

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
Principal Balance      Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
$0 - $25,000              193       $3,777,345          4.32%     11.422%      605          $19,572     35.60%        52
$25,001 - $50,000         562       20,828,032         23.80      11.355       594           37,061     58.85         62
$50,001 - $75,000         311       18,997,174         21.71      10.854       582           61,084     73.14         63
$75,001 - $100,000        160       13,803,862         15.77      10.144       593           86,274     75.22         53
$100,001 - $150,000       116       13,926,691         15.91       9.953       577          120,058     80.33         58
$150,001 - $200,000        41        6,957,572          7.95      10.075       580          169,697     79.08         46
$200,001 - $250,000        15        3,324,413          3.80      10.151       574          221,628     80.83         51
$250,001 - $300,000         2          579,736          0.66       8.446       541          289,868     93.74         19
$300,001 - $450,000        12        4,328,141          4.95       9.210       604          360,678     73.00         53
$450,001 - $650,000         2          997,103          1.14       8.935       697          498,552     74.71         49
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%      589          $61,895     70.50%        57
============================================================================================================================



                                                 Distribution by Current Rate

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
   Current Rate        Loans        Outstanding     Prin Bal    Rate         Fico         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Below 7.00%                 5         $505,125          0.58%      6.454%      585         $101,025     86.23%        27
7.00- 7.49%                33        4,463,094          5.10       7.221       662          135,245     80.28         18
7.50- 7.99%                29        3,385,588          3.87       7.705       580          116,744     83.89         29
8.00- 8.49%                37        3,393,212          3.88       8.274       622           91,708     89.00         22
8.50- 8.99%                74        6,179,439          7.06       8.671       600           83,506     85.64         30
9.00- 9.49%                30        2,288,386          2.61       9.177       562           76,280     82.26         37
9.50- 9.99%                81        5,606,675          6.41       9.776       577           69,218     67.14         57
10.00-10.49%              128        8,701,989          9.94      10.249       602           67,984     68.40         69
10.50-10.99%              330       19,048,249         21.76      10.790       596           57,722     60.62         60
11.00-11.49%              179        9,620,345         10.99      11.200       575           53,745     70.82         70
11.50-11.99%              198       11,191,012         12.79      11.722       572           56,520     70.18         72
12.00-12.49%               86        4,771,631          5.45      12.204       574           55,484     69.60         70
12.50-12.99%               89        3,802,889          4.35      12.709       563           42,729     68.09         69
13.00-13.49%               45        1,878,990          2.15      13.216       556           41,755     67.76         68
13.50-13.99%               39        1,540,388          1.76      13.731       566           39,497     61.53         65
14.00% & Above             31        1,143,057          1.31      14.669       553           36,873     51.64         72
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414     $87,520,069         100.00%     10.535%      589          $61,895     70.50%        57
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Lien

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
     Lien              Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
1                       1,176      $79,713,538         91.08%     10.450%      584          $67,784     75.27%        61
2                         238        7,806,531          8.92      11.398       631           32,801     21.88         16
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%      589          $61,895     70.50%        57
============================================================================================================================



                                                 Distribution by Product Type

                                                    Pct of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
Product Type           Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Fixed                   1,414      $87,520,069        100.00%     10.535%      589          $61,895     70.50%        57
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%      589          $61,895     70.50%        57
============================================================================================================================



                                                 Distribution by Amortization

                                                    Pct Of
                       Number       Aggregate       Mort                                              Weighted
                       Of           Principal       Pool by                  Weighted     Average     Avg          Weighted
                       Mortgage     Balance         Agg         Gross        Avg          Principal   Current      Avg
  Amortization         Loans        Outstanding     Prin Bal    Coupon       FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
10 Yr. Amortization        14         $439,921          0.50%      9.306%     598           $31,423     59.11%       41
10 Yr. Balloon              4          207,037          0.24      11.161      509            51,759     69.87        44
15 Yr. Amortization       264        9,188,857         10.50      11.137      614            34,806     47.23        57
15 Yr. Balloon             87        5,568,351          6.36      11.027      557            64,004     76.04        62
30 Yr. Amortization     1,031       71,414,240         81.60      10.417      588            69,267     73.23        57
30 Yr. Balloon             14          701,663          0.80      11.287      574            50,119     61.44        59
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%     589           $61,895     70.50%       57
============================================================================================================================



                                                   Distribution by Loan MI

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  loan MI              Loans        Outstanding     Prin Bal    Rate         Fico         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
> 80 LTV, MI               77       $8,164,598          9.33%      8.262%     612          $106,034     96.39%       17
> 80 LTV, No MI           305       24,535,054         28.03      10.643      548            80,443     87.26        58
Under 80                1,032       54,820,417         62.64      10.825      603            53,121     59.15        63
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%     589           $61,895     70.50%       57
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Zip Code

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
 Zip Code              Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
 33016                      3         $898,411          1.03%     10.932%      580         $299,470     82.43%       87
 92570                     11          584,282          0.67      10.862       654           53,117     55.62        81
 84060                      1          526,906          0.60       7.250       750          526,906     69.03        17
 97355                      5          426,014          0.49      10.956       648           85,203     64.46        79
 98118                      1          420,742          0.48      10.180       527          420,742     88.62        40
 92028                      1          394,290          0.45      11.750       474          394,290     66.83        87
 34102                      1          385,696          0.44       7.500       581          385,696     47.32        29
 90650                      2          382,844          0.44       9.474       569          191,422     91.85        52
 91006                      1          372,206          0.43       7.370       736          372,206     67.94        17
 20169                      1          370,740          0.42       7.250       669          370,740     79.09        14
Others                  1,387       82,757,939         94.56      10.591       587           59,667     70.43        57
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%      589          $61,895     70.50%       57
============================================================================================================================



                                                    Distribution by State

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  State                Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
California-South          148      $10,111,893         11.55%     10.336%      611          $68,324     61.71%        61
Florida                   105        6,974,080          7.97      10.672       581           66,420     72.25         61
Georgia                   106        6,773,207          7.74      11.044       570           63,898     77.46         69
California-North           92        6,308,026          7.21      10.673       609           67,828     57.30         55
Oregon                     78        4,830,762          5.52      10.620       627           61,933     59.70         75
Alabama                   109        4,481,336          5.12      11.091       555           41,113     74.51         76
Washington                 81        4,427,625          5.06      10.812       609           54,662     63.09         69
Texas                      54        3,190,402          3.65       9.709       566           59,082     78.48         34
North Carolina             51        3,113,169          3.56      10.283       563           61,043     79.86         48
Ohio                       42        2,506,620          2.86      10.038       571           59,681     79.46         54
Pennsylvania               39        2,482,479          2.84      10.488       537           63,653     74.38         48
Others                    508       32,320,471         36.93      10.453       589           63,623     73.39         50
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%      589          $61,895     70.50%        57
============================================================================================================================



                                                 Distribution by Current LTV

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool by     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
  Current LTV          Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Below 50.00%              368      $12,854,395         14.69%     11.033%      638          $34,930     28.09%        40
50.01 - 60.00%            145        6,792,503          7.76      10.928       608           46,845     55.99         78
60.01 - 70.00%            244       14,933,882         17.06      10.809       606           61,204     65.55         71
70.01 - 80.00%            285       20,584,356         23.52      10.662       576           72,226     75.15         66
80.01 - 85.00%            123        9,242,719         10.56      10.868       552           75,144     82.30         63
85.01 - 90.00%            113       10,241,739         11.70      10.592       556           90,635     87.44         56
90.01 - 95.00%             47        4,449,935          5.08       9.986       553           94,679     93.06         40
95.01 - 100.00%            80        7,907,588          9.04       8.481       600           98,845     98.16         21
100.01 - 125.00%            9          512,952          0.59       8.991       532           56,995    110.56         72
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%      589         $61,895      70.50%        57
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Occupancy Status

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
Occupancy Status       Loans        Outstanding     Prin Bal    Rate         Fico         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Owner Occupied          1,241    $77,663,841           88.74%     10.446%      585          $62,582     71.05%        55
Non Owner                 173      9,856,228           11.26      11.234       614           56,972     66.17         77
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414    $87,520,069          100.00%     10.535%      589          $61,895     70.50%        57
============================================================================================================================



                                                Distribution by Property Type

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
Property Type          Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
Single Family             910      $57,520,432         65.72%     10.538%     576          $63,209      71.68%         56
Man Housing               196       11,011,421         12.58      10.246      623           56,181      67.76          58
PUD                       137        7,482,156          8.55      11.029      597           54,614      63.73          69
2-4 Family                 58        5,201,282          5.94      10.645      614           89,677      72.11          57
Condo                      48        2,919,082          3.34       9.538      658           60,814      71.05          28
Townhouse                  10          736,086          0.84       9.985      531           73,609      83.20          58
Mixed Use                   5          558,288          0.64      11.634      643          111,658      48.21          81
N/A                        50        2,091,323          2.39      11.212      573           41,826      73.42          79
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%     589          $61,895      70.50%         57
============================================================================================================================



                                                 Distribution by Current FICO

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
                       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
   FICO                Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
400-479                    67       $4,784,156          5.47%     11.055%     464           $71,405     77.49%        55
480-499                   117        8,352,063          9.54      10.614      491            71,385     80.57         60
500-519                   129        7,626,432          8.71      11.029      510            59,120     77.23         60
520-539                   141        9,624,324         11.00      10.768      530            68,258     74.94         62
540-559                   132        8,647,730          9.88      10.816      550            65,513     77.78         63
560-579                    85        5,310,946          6.07      10.862      569            62,482     71.85         65
580-599                    82        5,158,347          5.89      10.005      590            62,907     68.65         60
600-619                   130        7,302,441          8.34      10.294      611            56,173     65.20         49
620-639                   113        5,927,239          6.77      10.289      630            52,453     62.66         47
640-659                   101        5,151,187          5.89      10.619      650            51,002     58.72         46
660-679                    87        4,816,567          5.50      10.418      670            55,363     60.66         51
680-699                    55        3,326,105          3.80      10.312      691            60,475     67.63         55
700-719                    46        2,993,078          3.42      10.632      707            65,067     63.62         59
720-739                    41        2,989,264          3.42       9.444      728            72,909     67.91         48
740 & Above                67        4,436,109          5.07       9.597      764            66,211     61.19         62
N/A                        21        1,074,081          1.23      11.090      N/A            51,147     71.07         69
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%     589           $61,895     70.50%        57
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         Distribution by Remaining Months To Maturity

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
Remaining Months       Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
To Maturity            Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
1 - 72                     17         $512,503          0.59%     11.831%     555           $30,147     56.46%        101
73 - 84                    13          572,602          0.65      10.220      557            44,046     72.60          59
85 - 96                    51        1,692,647          1.93      11.678      635            33,189     46.25          88
97 - 108                  167        6,507,339          7.44      11.135      604            38,966     60.83          78
109 - 120                  12          601,528          0.69      11.370      525            50,127     77.50          65
121 - 180                 140        7,323,432          8.37      10.849      568            52,310     59.87          35
181 - 240                 170        6,450,782          7.37      10.757      621            37,946     36.53          20
241 - 300                 568       37,453,732         42.79      11.103      594            65,940     70.62          83
301 - 360                 276       26,405,504         30.17       9.329      575            95,672     85.59          27
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%     589           $61,895     70.50%         57
============================================================================================================================



                                         Distribution by Original Months To Maturity

                                                    Pct Of
                       Number       Aggregate       Mort        Weighted     Weighted                 Weighted
                       Of           Principal       Pool By     Avg          Avg          Average     Avg          Weighted
Original Months        Mortgage     Balance         Agg         Current      Current      Principal   Current      Avg
To Maturity            Loans        Outstanding     Prin Bal    Rate         FICO         Balance     LTV          Seasoning
----------------------------------------------------------------------------------------------------------------------------
0 - 120                    18         $646,958          0.74%      9.900%     570           $35,942     62.55%        42
121 - 180                 351       14,757,208         16.86      11.096      593            42,043     58.10         59
181 - 300                 198        8,151,416          9.31      10.851      602            41,169     44.43         25
301 - 360                 847       63,964,488         73.09      10.371      586            75,519     76.77         61
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,414      $87,520,069        100.00%     10.535%     589           $61,895     70.50%        57
============================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to s ell or the solicitation of any offer to buy any security in any jurisdiction wh-ere such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is = accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.